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                                                                Exhibit No. 10.6


  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


             EXTENSION OF RESEARCH AND LICENSE AGREEMENT BETWEEN THE
          GENERAL HOSPITAL CORPORATION AND BIOTRANSPLANT INCORPORATED,
                   HAVING AN EFFECTIVE DATE OF JANUARY 1, 1991

This is an extension to the Research and License Agreement between The General Hospital Corporation doing business as Massachusetts General Hospital ("General") and BioTransplant Incorporated, having an Effective Date of January 1, 1991, as amended from time to time by the parties ("Agreement").

For good and valuable consideration, the parties hereby agree as follows:

1. Notwithstanding paragraph 10.1 the Agreement, the Agreement shall be extended for an additional five (5) years such that it shall terminate on January 1, 2006, unless terminated sooner in accordance with the terms of the Agreement, and all references in the Agreement to the Agreement having an initial term of ten (10) years are deemed to be references to the Agreement having an initial term of fifteen (15) years.

2. Research Payments under paragraph 2.3(a) of the Agreement, for each of the additional five AGREEMENT YEARS shall be [**] Dollars ($[**]) per year.

3. Payments due under paragraph 2.6 of the Agreement shall continue for each of the additional five years.

4. It is understood that the term "tissue" or "tissues" in the Agreement has included, and shall continue to include, cells.

5. In all other respects the Agreement shall remain in full force and effect.

6. This Extension is effective as of the date on which it is fully executed, below.

AGREED TO BY:

BIOTRANSPLANT INCORPORATED                     THE GENERAL HOSPITAL CORPORATION

By:  /s/ ELLIOT LEBOWITZ                       By:  /s/ NIKKI J. ZAPOL
     -------------------                                --------------
Name:  Elliot Lebowitz, Ph.D.                   Name:  Nikki J. Zapol, J.D.
Title: President and CEO                        Title: Director, Office of
                                                       Corporate Sponsored
                                                       Research and Licensing
Date:  October 31, 2000                         Date:  November 1, 2000

/s/ DAVID SACHS
---------------
David Sachs, M.D. ("Principal Investigator")
Date:  November 3, 2000

                            B I O T R A N S P L A N T